Exhibit 99.1

PRESS RELEASE

Mellanox Technologies, Ltd.

Press/Media Contact:

Brian Sparks

408-970-3400

media@mellanox.com

U.S. Investor Contact:

Janine Zanelli

408-916-0012

janine@mellanox.com

Israel Investor Contact:

Nava Ladin

Gelbart Kahana Investor Relations

+972-3-6074717

nava@gk-biz.com

Mellanox Technologies, Ltd. Announces Record Quarterly Revenue

52 Percent Year-over-Year Revenue Growth

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — April 27, 2011 — Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end connectivity solutions for servers and storage systems, today announced record revenue for its first quarter 2011, ended March 31, 2011.

First Quarter Highlights

•                  Revenues were $55.1 million

•                  GAAP gross margins were 65.2 percent; non-GAAP 68.8 percent

•                  GAAP operating loss was ($1.7) million; non-GAAP operating income was $9.1 million

•                  GAAP net loss: ($1.6) million; non-GAAP net income $9.2 million

•                  GAAP net loss per diluted share: ($0.05); non-GAAP net income per diluted share $0.24

•                  $13.6 million in cash provided by operating activities

•                  $93.3 million in total cash and investments at March 31, 2011

•                  Closed acquisition of Voltaire, Ltd. on February 7, 2011 for $214.0 million. First quarter results include Voltaire results for the period from February 7th to March 31st

Financial Results

In accordance with U.S. generally accepted accounting principles (GAAP), the company reported revenue of $55.1 million, up 35.3 percent from $40.7 million in the fourth quarter of 2010, and up 52.0 percent from $36.2 million in the first quarter of 2010.

GAAP gross margins in the first quarter of 2011 were 65.2 percent, compared with 71.8 percent in the fourth quarter of 2010 and 75.1 percent in the first quarter of 2010.

Non-GAAP gross margins in the first quarter of 2011 were 68.8 percent, compared with 72.0 percent in the fourth quarter of 2010 and 75.3 percent in the first quarter of 2010.

GAAP net loss in the first quarter of 2011 was ($1.6) million or ($0.05) per diluted share, compared with net loss of ($0.5) million or ($0.02) per diluted share in the fourth quarter of 2010 and $5.2 million or $0.15 per diluted share in the first quarter of 2010.

Non-GAAP net income in the first quarter was $9.2 million, or $0.24 per diluted share, compared with $7.7 million or $0.21 per diluted share in the fourth quarter of 2010, and $10.4 million, or $0.29 per diluted share in the first quarter of 2010.

The first quarter 2011 non-GAAP net income results exclude $4.3 million of share-based compensation expenses compared to $3.7 million in the fourth quarter of 2010. It also excludes amortization of acquired intangible assets of $2.1 million and other acquisition related charges of $4.4 million, both associated with the acquisition of Voltaire, Ltd. on February 7, 2011.

Total cash and investments were $93.3 million at March 31, 2011. The company generated $13.6 million in cash from operating activities during the quarter.

“We are pleased with the post-merger integration of Voltaire and Mellanox which contributed to our record revenues for the first quarter,” said Eyal Waldman, chairman, president and CEO of Mellanox Technologies. “Our industry-leading end-to-end connectivity products continue to show growth and adoption by leading, worldwide server and storage OEMs as well as end-users. We are also poised to deliver our next generation FDR 56Gb/s InfiniBand and 40GbE products which will add to our market and performance leadership position.”

Recent Mellanox Press Release Highlights

•                  April 25 — Mellanox Introduces SwitchX with Virtual Protocol Interconnect Technology; Industry’s First 56 Gb/s InfiniBand and 10/40 Gigabit Ethernet Multi-Protocol Switch Silicon

•                  April 19 — TIBCO, Arista Networks, Dell, and Mellanox Technologies Team Up to Provide Financial Markets with Extreme Low-Latency Messaging Solution

•                  April 6 — Mellanox’s Performance-Leading ConnectX-2 10GigE NICs and Mezzanine Cards Now Available through IBM

•                  March 14 — Mellanox Delivers Industry’s Highest Performing, End-to-End Ethernet Connectivity Solution

•                  March 14 — Blekko Selects Mellanox 10 Gigabit Ethernet to Provide Superior Performance Search Infrastructure

•                  February 16 — Mellanox Storage Accelerator Wins Silver Medal Award in Storage Magazine ‘Product of the Year’

•                  February 7 - Mellanox Technologies, Ltd. Completes Acquisition of Voltaire, Ltd.

Conference Calls

Mellanox will broadcast its first quarter conference call at 2 p.m. Pacific Time (5 p.m. Eastern). To listen to the call, dial 877-831-3840 approximately ten minutes prior to the start time.

Mellanox will also conduct a conference call on Thursday, April 28 at 9 a.m. Israel Time to discuss the company’s first quarter 2011 financial results in Hebrew.  To listen to the call, dial +972-3-9180610 approximately 10 minutes prior to the start of the call.

The Mellanox financial results conference call will be available via a live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will also be available on the Mellanox website.

About Mellanox

Mellanox Technologies is a leading supplier of end-to-end InfiniBand and Ethernet connectivity solutions and services for servers and storage. Mellanox products optimize data center performance and deliver industry-leading bandwidth, scalability, power conservation and cost-effectiveness while converging multiple legacy network technologies into one future-proof architecture. The company offers innovative solutions that address a wide range of markets including HPC, enterprise, mega warehouse data centers, cloud computing, Internet and Web 2.0.

Founded in 1999, Mellanox Technologies is headquartered in Sunnyvale, California and Yokneam, Israel. For more information, visit Mellanox at www.mellanox.com.

GAAP to Non-GAAP Reconciliation

To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP financial measures, including non-GAAP gross profit, operating income, net income and earnings per share. These supplemental measures exclude share-based compensation expenses, changes in certain deferred tax assets and acquisition related charges. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expenses, changes in deferred tax assets and acquisition related charges because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations.  Further, management believes certain non-cash charges, such as share-based compensation and changes in certain deferred tax assets do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP adjustments is also presented in the financial statements portion of this release and is posted under the “Investors” section at our web site.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, the impact of our acquisition of Voltaire discussed herein on the Company’s actual financial results, negative customer reaction to the acquisition, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, our ability to successfully integrate Voltaire’s operations with our operation following the closing of the transaction, and our ability to protect our intellectual property rights.

In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our Form 10-K filed with the SEC on March 7, 2011. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox, BridgeX, ConnectX, InfiniBlast, InfiniBridge, InfiniHost, InfiniRISC, InfiniScale, InfiniPCI, PhyX, Virtual Protocol Interconnect and Voltaire are registered trademarks of Mellanox Technologies, Ltd. CORE-Direct, FabricIT and SwitchX are trademarks of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.

Condensed Consolidated Statements of Operations

(in thousands, except per share data, unaudited)

	Three Months Ended
	March 31,
	2011	2010

Total revenues	$55,057	$36,210
Cost of revenues	19,165	9,023
Gross profit	35,892	27,187
Operating expenses:
Research and development	20,394	12,277
Sales and marketing	8,722	5,013
General and administrative	8,445	2,636
Total operating expenses	37,561	19,926
Income (loss) from operations	(1,669)	7,261
Other income, net	48	113
Income (loss) before taxes	(1,621)	7,374
Provision for taxes on income	(3)	(2,136)
Net income (loss)	$(1,624)	$5,238
Net income (loss) per share — basic	$(0.05)	$0.16
Net income (loss) per share — diluted	$(0.05)	$0.15
Shares used in computing income per share:
Basic	34,490	32,960
Diluted	34,490	34,759

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages, unaudited)

	Three Months Ended
	March 31,
	2011	2010

Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income (loss)	$(1,624)	$5,238
Adjustments:
Share-based compensation expense:
Cost of revenues	144	90
Research and development	2,353	1,893
Sales and marketing	1,019	643
General and administrative	762	762
Total share-based compensation expense:	4,278	3,388
Acquisition related charges:
Amortization of acquired intangibles:
Cost of revenue	1,851	—
Sales and marketing	254	—
Total amortization of acquired intangibles	2,105	—
Other acquisition related charges
General and administrative	4,394	—
Deferred taxes in Israel	—	1,767
Non-GAAP net income	$9,153	$10,393

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$55,057	$36,210
GAAP gross profit	35,892	27,187
GAAP gross margin	65.2%	75.1%
Share-based compensation expense	144	90
Acquisition related charges	1,851	—
Non-GAAP gross profit	$37,887	$27,277
Non-GAAP gross margin	68.8%	75.3%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$37,561	$19,926
Share-based compensation expense	(4,134)	(3,298)
Acquisition related charges	(4,648)	—
Non-GAAP operating expenses	$28,779	$16,628

Reconciliation of GAAP income (loss) from operations to non-GAAP:
GAAP income (loss) from operations	$(1,669)	$7,261
Share-based compensation expense	4,278	3,388
Acquisition related charges	6,499	—
Non-GAAP income from operations	$9,108	$10,649

Mellanox Technologies, Ltd.

Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages, unaudited)

	Three Months Ended
	March 31,
	2011	2010

Shares used in computing GAAP basic earnings per share	34,490	32,960
Adjustments:
Impact from weighted outstanding shares*	274	321
Shares used in computing non-GAAP basic earnings per share	34,764	33,281

Shares used in computing GAAP diluted earnings per share	34,490	34,759
Adjustments:
Impact from weighted outstanding shares*	274	321
Effect of dilutive securities under GAAP**	—	(1,799)
Total options vested and exercisable	3,304	2,319
Shares used in computing non-GAAP diluted earnings per share	38,068	35,600

GAAP diluted net income (loss) per share	$(0.05)	$0.15
Adjustments:
Share-based compensation expense	0.12	0.10
Amortization of acquired intangibles	0.06	0.00
Other acquisition related charges	0.13	0.00
Deferred taxes in Israel	0.00	0.05
Effect of dilutive securities under GAAP**	0.00	0.01
Total options vested and exercisable	(0.02)	(0.02)
Non-GAAP diluted income per share	$0.24	$0.29

* Under GAAP, shares used in computing income per share are adjusted for the amount of time they are outstanding during the period.  The number of shares used in computing income per share has been adjusted to a non-GAAP measure as if those ordinary shares were outstanding during the entire period to provide a comparable share number in future quarters.

** This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential common shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.

Condensed Consolidated Balance Sheets

(in thousands, unaudited)

	March 31,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$54,496	$107,994
Short-term investments	33,701	141,959
Restricted cash	5,148	3,353
Accounts receivable, net	35,452	19,893
Inventories	15,289	11,717
Deferred taxes	810	616
Prepaid expenses and other	7,805	3,871
Total current assets	152,701	289,403
Property and equipment, net	22,057	15,490
Severance assets	9,274	5,792
Intangible assets, net	34,487	290
Goodwill	132,885	—
Deferred taxes	954	1,422
Other long-term assets	4,669	3,358
Total assets	$357,027	$315,755

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,893	$6,526
Other accrued liabilities	24,378	15,885
Deferred revenue	4,088	1,051
Capital lease obligations, current	316	316
Total current liabilities	44,675	23,778
Accrued severance	12,110	7,355
Deferred revenue	2,028	563
Capital lease obligations	79	158
Other long-term obligations	3,219	2,211
Total liabilities	62,111	34,065
Shareholders’ equity
Ordinary shares	142	141
Additional paid-in capital	279,963	265,481
Accumulated other comprehensive income	1,321	954
Retained earnings	13,490	15,114
Total shareholders’ equity	294,916	281,690
Total liabilities and shareholders’ equity	$357,027	$315,755

Mellanox Technologies, Ltd.

Condensed Consolidated Statement of Cash Flows

(in thousands, unaudited)

	Three Months Ended March 31,
	2011	2010
Cash flows from operating activities:
Net income (loss)	$(1,624)	$5,238
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,918	1,089
Deferred income taxes	450	1,767
Share-based compensation expense	4,278	3,388
Gain on sale of investments	(77)	(153)
Changes in assets and liabilities:
Accounts receivable, net	(3,136)	(1,704)
Inventories	1,027	(3,228)
Prepaid expenses and other assets	(1,586)	1,092
Accounts payable	6,826	897
Accrued liabilities and other payables	3,545	(292)
Net cash provided by operating activities	13,621	8,094

Cash flows from investing activities:
Acquisition of Voltaire, Ltd., net of cash acquired of $3,961	(203,704)	—
Purchase of severance-related insurance policies	(201)	(185)
Purchases of short-term investments	(22)	(74,250)
Proceeds from sale of short-term investments	135,196	56,567
Proceeds from maturities of short-term investments	—	18,687
Purchase of property and equipment	(2,211)	(3,674)
Net cash used in investing activities	(70,942)	(2,855)

Cash flows from financing activities:
Principal payments on capital lease obligations	(79)	(251)
Proceeds from issuance of common stock to employees	3,902	3,046
Excess tax benefit from share-based compensation	—	271
Net cash provided by financing activities	3,823	3,066

Net increase (decrease) in cash and cash equivalents	(53,498)	8,305
Cash and cash equivalents at beginning of period	107,994	43,640
Cash and cash equivalents at end of period	$54,496	$51,945